UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 16, 2017

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160
(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2017 (but made effective as of February 13, 2017), Net Element, Inc., a Delaware corporation (the “Company”), and TOT Group Europe, Ltd. and ТOT Group Russia LLC, each a subsidiary of Net Element, Inc., a Delaware corporation (the “Company”) (TOT Group Europe, Ltd. and ТOT Group Russia LLC are referred herein collectively, the “Purchasers”), entered into (and the Company acknowledged and agreed to) the Second Amendment to the Acquisition Agreement with Maglenta Enterprises Inc. (“Maglenta”) and Champfremont Holding Ltd. (“Champfremont” together with Maglenta are collectively, the “Sellers”) related to the Acquisition Agreement dated as of May 20, 2015 among the Sellers, the Purchasers and the Target Companies parties to thereto (the “Second Amendment”). The Second Amendment further amended the Acquisition Agreement dated as of May 20, 2015 among the Sellers, the Purchasers and the Target Companies parties to thereto ( as amended by that certain Amendment entered into October 25, 2016 (but made effective as of October 21, 2016), the “Acquisition Agreement”).

Pursuant to the Second Amendment, the parties thereto reconciled the amounts, the calculations, the methodology, the procedures of review and approval, the process and dates of payments in cash and issuances of Consideration Shares in respect to the Deferred Consideration (specifically, the second, third, fourth, fifth Installments and Extra Payment (each as defined in the Acquisition Agreement)). Such reconciliations and amounts of payments re set forth in Annex 1 to the Second Amendment. The first paragraph of Section 2.7 and Sub-Sections 2.7.1 through and inclusive of 2.7.5 of the Acquisition Agreement were amended in their entirety to reflect the terms set forth in Annex 1 to the Second Amendment. The Second Amendment stipulated that none of the procedures and/or remedies shall be applicable with respect to any party thereto or the Company in connection with any performance or non-performance, delay or failure to reconcile the Deferred Consideration pursuant to the first paragraph of Section 2.7 and Sub-Sections 2.7.1 through and inclusive of 2.7.5 of the Acquisition Agreement.

The foregoing is a summary description of certain terms of the Second Amendment and, by its nature, is incomplete. Copy of the Second Amendment (including Annex 1 to the Second Amendment) is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. All readers are encouraged to read the entire text of the Second Amendment (including Annex 1 to the Second Amendment).

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Current Report are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to the Acquisition Agreement among TOT Group Europe, Ltd., ТOT Group Russia LLC, Maglenta Enterprises Inc., Champfremont Holding Ltd. and the Target Companies parties to thereto (and acknowledged and agreed to by the Company)*

_________________
*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2017

NET ELEMENT, INC.

By:      /s/ Jonathan New

Name: Jonathan New

Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to the Acquisition Agreement among TOT Group Europe, Ltd., ТOT Group Russia LLC, Maglenta Enterprises Inc., Champfremont Holding Ltd. and the Target Companies parties to thereto (and acknowledged and agreed to by the Company)*

_________________ *Filed herewith.

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